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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K/A

                                    CURRENT REPORT
                           PURSUANT TO SECTION 13 OR 15(d)
                        OF THE SECURITIES EXCHANGE ACT OF 1934



                                     June 13, 1996
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                          (Date of earliest event reported)


                           Fidelity Financial of Ohio, Inc.
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                (Exact name of registrant as specified in its charter)


Ohio                                 0-27868                      31-1455721
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
of incorporation)                                            Identification No.)



4555 Montgomery Road, Cincinnati, Ohio                              45212
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(Address of principal executive offices)                         (Zip Code)


                                    (513) 351-6666
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                 (Registrant's telephone number, including area code)


                                    Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


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ITEM 5.    OTHER EVENTS

     On June 13, 1996, Fidelity Financial of Ohio, Inc. ("Fidelity Financial"), an Ohio corporation, Fidelity Acquistion Corporation (the "Corporation"), an Ohio corporation and wholly-owned subsidiary of Fidelity Financial, and Circle Financial Corporation ("Circle Financial"), an Ohio corporation, entered into an Amended and Restated Agreement of Merger (the "Agreement") which sets forth the terms and conditions under which Circle Financial will merge with and into the Corporation (the "Merger"). The Agreement amends and restates the Agreement of Merger between Fidelity Finanical and Circle Finanical dated April 29, 1996 ("Initial Agreement"). However, other than providing for the merger of Circle Financial with and into the Corporation rather than Fidelity Finanical, the Agreement does not alter the amount or form of the consideration to be paid or any other basic terms and conditions of the Initial Agreement.

     In connection with the execution of the Agreement, Fidelity Federal
Savings Bank ("FFSB"), a federally chartered savings bank and wholly-owned subsidiary of Fidelity Financial, and People's Savings Association ("PSA"), an Ohio-chartered savings association and wholly-owned subsidiary of Circle Financial, entered into an Amended and Restated Agreement of Merger, dated as of June 13, 1996 (the "Bank Merger Agreement"). The Bank Merger Agreement sets forth the terms and conditions, including consummation of the Merger, under which PSA will merge with and into FFSB immediately following the consummation of the Merger. The Bank Merger Agreement amends and restates the Agreement of Merger between PSA and FFSB dated April 29, 1996. The amendment and restatement of the Agreement of Merger was undertaken in order to provide for the change in corporate structure of the Merger as discussed above.

     Consummation of the Merger is subject to the approval of the respective shareholders of Fidelity Financial and Circle Financial and the receipt of all required regulatory approvals, as well as other customary conditions.

     The Agreement and the Bank Merger Agreement are incorporated herein by reference. The foregoing summaries of the Agreement and the Bank Merger Agreement do not purport to be complete and are qualified in their entirety by reference to such agreements.


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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The following exhibit is incorporated herein by reference:

           Exhibit Number                        Description
           --------------                        -----------
                2 Amended and Restated Agreement of Merger, dated as of June 13, 1996, between Fidelity Financial, the Corporation and Circle Financial (including the Amended and Restated Agreement of Merger, dated as of June 13, 1996, between FFSB and PSA and attached as Exhibit A thereto)*

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     *     Incorporated herein by reference to Fidelity Financial's Form S-4
           (File No. 333-06231) filed with the Securities and Exchange Commission on June 18, 1996.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  FIDELITY FINANCIAL OF OHIO, INC.



Date:  June 20, 1996              By:  /s/ John R. Reusing
                                       ----------------------------------------
                                       John R. Reusing
                                       President and Chief Executive Officer



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